PURCHASE AND SALE AGREEMENT


               This Purchase and Sale Agreement (this "Agreement") dated as of the 16th day of November, 1995, is between ENERGY DEVELOPMENT CORPORATION (herein referred to as "Seller") a New Jersey corporation, and Maynard Oil Company, a Delaware corporation (herein referred to as "Buyer").

               In consideration of the mutual promises and conditions contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

                                      ARTICLE I

                                  PURCHASE AND SALE

               1.01 PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, Buyer agrees to purchase from Seller and Seller agrees to sell, transfer, assign and convey to Buyer the Properties as defined below.

               1.02 PROPERTIES. The "Properties" hereunder shall consist of the following and shall hereafter collectively be referred to as the "Properties" or individually as the "Property."

                    (a) All of Seller's undivided right, title and interest in, to and under the oil and gas leases, and other agreements, if any, described in Exhibit "A" hereto, together with all other interests of Seller in and to the lands subject thereto including, without limitation, fee interests, working interests, overriding royalty interests, net revenue interests, carried interests, net profits interests, and any other interests of a similar nature.

                    (b) All of Seller's undivided right, title and interest in and to all Hydrocarbons produced from or allocated to the Properties after the Effective Time. "Hydrocarbons" shall mean and include oil, gas well gas, casinghead gas, condensate, and all components of any of them.

                    (c) All of Seller's undivided interest in and to all documents and agreements relating to the Properties, including, without limitation: leases, operating agreements, processing, gathering, compression and transportation agreements; joint venture agreements, farmout agreements, farmin agreements, dry hole agreements, bottom hole agreements, acreage contribution agreements, area of mutual interest agreements, salt water disposal agreements, servicing contracts, easements, surface use and/or right-of-way agreements, permits, licenses, unitization or pooling agreements, product purchase and sale agreements and transportation agreements and all other executory contracts and agreements relating to the Properties, to the extent that any of the foregoing relate to periods on and after the Effective Time.

                    (d) All of Seller's undivided interest in and to all wells, fixtures, equipment, personal property, gas gathering or processing systems, gas plants, pipelines and any and all other fixtures and improvements appurtenant to the Properties or used in connection therewith.

               1.03 EFFECTIVE  TIME.     The  purchase  and   sale  of  the
          Properties shall be effective as of October 1, 1995, at 7:00 A.M., Central Time (herein called the "Effective Time"). Prior to the Effective Time, Seller shall have the right to all revenues resulting from operations performed in connection with and production from the Properties and shall be obligated for all liabilities attributable to such operations.

                                      ARTICLE II

                                    PURCHASE PRICE

               2.01 PURCHASE PRICE. The purchase price for the Properties shall be $18,750,000.00 (herein called the "Purchase Price"), which shall be subject to adjustment as set forth in Section 2.02 below. Contemporaneous with execution of this Agreement, Buyer shall pay and deliver to Seller by either cashier's check or wire transfer of cash ten percent (10%) of the above-stated unadjusted Purchase Price. For purposes of payment of the Purchase Price, title defects, preferential rights to purchase, and any adjustments to the Purchase Price as herein provided, and solely for such purposes, the Purchase Price shall be allocated among the Properties in those proportions ascribed to such Properties on Exhibit "C" hereto.

               2.02 ADJUSTMENTS  TO PURCHASE  PRICE.    The Purchase  Price
          shall be adjusted as follows and the resulting amount shall be herein called the Adjusted Purchase Price :

                    (a) The Purchase Price shall be adjusted upwards by the following:

               (1) An amount equal to the value of all merchantable oil or condensate in storage as of the Effective Time that is credited to the Properties, such value to be the actual price received for such oil or condensate upon the sale thereof or absent a sale, then such value shall be based upon the average market price posted in the area for oil or condensate of similar quality and grade in effect as of the Effective Time less applicable taxes; and

               (2) An amount equal to the amount of all operating and capital expenditures (including, without limitation, royalties, rentals and other charges, ad valorem, property, production, excise, severance, and any other taxes based upon or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom and expenses billed under applicable operating agreements or in the absence of an operating agreement, those customarily billed under such agreement) paid by or on behalf of Seller in connection with the operation of the Properties which are, in accordance with generally accepted accounting principles, attributable to the period of time after the Effective Time; and including general and administrative expenses normally charged in connection with the Properties or such expenses paid to unaffiliated third parties pursuant to the terms of applicable joint operating agreements.

                    (b) The Purchase Price shall be adjusted downwards by the following:

               (1) An amount equal to the amount of proceeds derived from the sale of Hydrocarbons received by Seller attributable to the Properties which are, in accordance with generally accepted accounting principles, attributable to the period of time after the Effective Time;

               (2) An amount equal to all unpaid ad valorem, property, production, severance and similar taxes and assessments (but not including income taxes) based upon or measured by the ownership of property or the production of Hydrocarbons or the receipt of proceeds therefrom, which taxes or assessments become due and payable or accrue (but have not yet become due and payable) to the Properties prior to the Effective Time, which amount shall where possible be computed based upon the tax rate and values applicable to the tax period in question; otherwise, the amount of the adjustment under this paragraph shall be computed based upon such taxes assessed against the applicable portion of the Properties for the immediately preceding tax period just ended;

               (3) An amount equal to the sum of the Downward Defect Adjustments provided for in Section 6.05(b); and

               (4) An amount equal to the proceeds payable to Seller allocated to such Properties as herein provided in connection with the exercise of preferential rights to purchase or similar rights as provided in Section 6.05(a).

                                     ARTICLE III

                            REPRESENTATIONS AND WARRANTIES

               3.01 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller makes the following representations and warranties, which shall be true and correct as of the execution of this Agreement and as of
          Closing:

                    (a) Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of New Jersey and is duly qualified to carry on business in the State of Texas.

                    (b)  Seller has  all requisite  power and authority  to
          carry on its business as presently conducted, to enter into this Agreement, and to perform its obligations under this Agreement. Consummation of the transaction contemplated hereby will not violate any articles of incorporation, bylaws, partnership agreement or other governing documents of Seller.

                    (c) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary action, corporate or otherwise, if any, on the part of Seller.

                    (d) This Agreement has been duly executed and delivered on behalf of Seller and constitutes a legal, valid and binding obligation of Seller enforceable in accordance with its terms.

                    (e) The consummation of the transactions contemplated by this Agreement has been duly and validly authorized and will not violate or be in conflict with, nor trigger default under the provisions of any agreement or instrument to which Seller is a party or by which it or the Properties is bound (except any preferential rights to purchase all or any portion of the Properties or required consents to transfer described in the following paragraph), or to the best knowledge of Seller, will not violate or be in conflict with any material provision of any judgment, decree, order, statute, rule or regulation applicable to Seller.

                    (f) Seller will have obtained by Closing (i) all prerequisite waivers of preferential rights of purchase or evidence of proper delivery and receipt of notices of such preferential rights, evidencing the expiration of the appropriate election period, and (ii) all necessary consents (in a form acceptable to Buyer) for transfer of the interests or Buyer and Seller shall have waived same or adjusted the Sale Price in accordance with the provisions of Section 6.05.

                    (g) To the best of Seller's knowledge, no suit, action or other proceeding is pending before any court, governmental agency or arbitrator that might result in impairment of Seller's ownership interest in any of the Properties or that might hinder or impede the operation of the Properties or that seeks to restrain or prohibit or to obtain damages from Seller, in respect of, or which is related to or arises out of, this Agreement or the consummation of all or part of the transactions contemplated herein.

                    (h) To the best of Seller's knowledge, Seller is not in default of any material provision under any of the contracts, agreements, leases, documents, or other commitments to which it is a party or is otherwise bound concerning the Properties.

                    (i) Except as disclosed on Exhibit "D" hereto, (i) there are no material outstanding calls for payments which are due or to which Seller has committed which have not been made;
          (ii) there are no material operations under the operating agreements to which Seller has become a non-consenting party; and
          (iii) there are no outstanding proposals involving material expenditures. For purposes of this subparagraph (l) the term "material" should mean any call, payment, operation or authority for expenditures under which Seller's share thereof would be in excess of $10,000.00 for any single project or related group of projects.

                    (j)  During the period of  time from the Effective Time
          to Closing, Seller (i) has not incurred any obligation or liability with respect to the Properties other than in the ordinary course of Seller's business; (ii) has not sold, transferred, mortgaged or otherwise disposed or encumbered any of the Properties or entered into any transaction, the effect of which would be to cause Seller's interest therein to be less than that shown on Exhibit "B" hereto, except as disclosed to Buyer in writing, if any.

                    (k) To the best knowledge of Seller, neither this Agreement, nor any exhibit attached hereto, contains any untrue statement of fact.

                    (l) No obligations are pending which relate to the Properties requiring makeup of gas that is overproduced under applicable gas balancing agreements or which may entitle purchasers under production sales contracts in existence as of the date of this Agreement to recoup or otherwise receive deliveries of gas after the Effective Time without payment therefor.

                    (m) The Properties are conveyed "As Is", "With All Faults", without any express or implied warranty, including the Warranty of Merchantability or Fitness for a Particular Purpose, or any other sort of warranty; except that Seller warrants and agrees to defend title to the Properties against the lawful claims of all persons claiming by, through or under Seller, but not otherwise. However, Buyer shall have the right of full substitution and subrogation in and to any and all rights and actions of warranty which Seller may have against any and all preceding owners or vendors of the Properties. The working interest and net revenue of Seller in the Properties is set forth on Exhibit "B" hereto.

               (n) To the best of Seller's knowledge and belief, during the period of Seller's ownership, the Properties have been operated in compliance with applicable environmental protection laws and regulations.

               (o) Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code of 1986 as amended and Income Tax regulations).

                    Seller shall use all reasonable efforts to assure that the warranties and representations herein contained are true and correct as of Closing and will give prompt written notice to Buyer after execution of this Agreement and prior to Closing of any matter which affects any warranty or representation herein contained or which renders such warranty or representation untrue.

               3.02 REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants the following to Seller, which representations and warranties shall be true and correct as of the execution of this Agreement and as of Closing:

                    (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to carry on its business in the State of Texas.

                    (b) Buyer has all requisite power and authority, to carry on its business as presently conducted, to enter into this agreement, to purchase the Properties on the terms described in this Agreement, and to perform its other obligations under this Agreement.

                    (c) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary action, on the part of Buyer.

                    (d) This Agreement has been duly executed and delivered on behalf of Buyer and constitutes a legal, valid and binding obligation of Buyer, enforceable in accordance with its terms.

                    (e) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with, the Articles of Incorporation, bylaws or governing documents of Buyer or any material provision in any agreement or instrument to which Buyer is a party or by which it is bound, or, to the best of Buyer's knowledge, will not violate or be in conflict with any judgment, decree, order, statute, rule or regulation applicable to Buyer.

                    (f) Buyer has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever.

                    (g) After Closing, Seller will make available and transfer certain information as provided in Section 9.01 hereof. Buyer acknowledges that Seller has made no representations or warranties as to the accuracy of such information, and in entering into this Agreement, and consummating the transactions contemplated herein, Buyer will rely solely upon its independent investigation of, and judgment with respect to, the Properties and the geologic and geophysical characteristics related thereto.

                                     ARTICLE IV

                                      COVENANTS

               4.01 COVENANTS OF SELLER.   Seller covenants and agrees with
          Buyer that:

                    (a) After the execution of this Agreement until Closing, and to the extent within Seller's control, Seller shall use its reasonable best efforts to cause the Properties to be maintained and operated in a good and workmanlike manner.

                    (b) To the extent Seller has actual knowledge thereof, Seller shall promptly notify Buyer of any suit, action or other proceeding before any court, arbitrator or governmental agency and any cause of action which relates to the Properties or which might result in impairment or loss of Seller's interest in any portion of the Properties or the value thereof or which might hinder or impede their operation.

                    (c) Prior to the Closing Date, Seller shall submit to Buyer for review and approval, the documents described in Section
          8.02 (a) and (b) below.

                    (d) When Closing occurs, Seller shall duly execute and deliver all documents and instruments required hereunder which may be reasonably necessary to convey the Properties to Buyer in accordance with the provisions hereof.

               4.02 COVENANTS OF  BUYER.   Buyer covenants and  agrees with
          Seller that:

                    (a) Buyer shall keep confidential all aspects and terms of the transactions contemplated by this Agreement and all information and data concerning the Properties obtained through Seller in connection with this Agreement and, without the prior written consent of Seller, shall not disclose such information to anyone other than its lending institution, gas transmission companies, officers, employees, agents and representatives, who shall first agree in writing to be bound by this confidentiality requirement, except as otherwise required by applicable law. The aforesaid obligation shall terminate upon Closing.

                    (b) Buyer shall protect, indemnify and hold Seller harmless from and against any and all liability arising as a result of injury or damages (other than as a result of sole negligence or willful misconduct by Seller) to Buyer, their employees, agents and affiliates, in connection with the access of Buyer, its employees, agents and affiliates to the Properties and records related thereto under this agreement.

                    (c) To the extent necessary to facilitate the consummation of the transactions contemplated herein, in addition to the general assumption by Buyer of the obligations of Seller attributable to the Properties after the Effective Time contained in Section 9.08, Buyer agrees to enter into any specific agreements of assumption with respect to the obligations of Seller which may be required by third parties or governmental authorities to the extent such obligations are attributable to the Properties after the Effective Time.

                    (d) Promptly after Closing Buyer shall (a) record the assignments of the Properties executed at the Closing in all applicable real property records, (b) send notices to vendors supplying goods and services for the Properties of the assignment of the Properties to Buyer, and (c) actively pursue all other consents and approvals that may be required in connection with the assignment of the Properties to Buyer and the assumption of the liabilities assumed by Buyer hereunder, and that shall not have been obtained prior to Closing.

                                      ARTICLE V

                               ENVIRONMENTAL INSPECTION
                    5.01 After the execution of this Agreement, Buyer and its authorized representatives shall have physical access to the Properties at Buyer's sole cost, risk and expense for the purpose of inspecting the Properties, conducting such tests, examination, investigations and assessments as may be reasonable and necessary or appropriate to evaluate the environmental and physical conditions of the Properties. Buyer shall obtain permission from the operators to conduct such inspections. Buyer shall defend and indemnify Seller from any and all liability, claims, causes of action, injury to agents or contractors or to Buyer's property, and/or injury to Seller's property, employees, agents or contractors which may arise out of Buyer's inspections, but only to the extent of Buyer's negligence. Buyer agrees to provide to Seller, upon request, a copy of any environmental assessments, including any reports, data, and conclusions. Buyer shall notify Seller in writing at least five (5) working days prior to the initiation of an environmental assessment in order that Seller may have a representative present during such assessment(s). Buyer and Seller shall keep any and all data or information acquired by all such examinations and results of all analysis of such data and information strictly confidential and not disclose same to any person or agency without the prior written approval of both Buyer and Seller. The foregoing obligation of confidentiality shall survive Closing or termination of this Agreement without Closing.

               5.02 Not later than twenty (20) days prior to Closing, Buyer shall notify Seller in writing of any Environmental Conditions of the Properties that Buyer finds unacceptable. For the purposes of this Section, such conditions shall be material only if they will cost in excess of $100,000.00 net to Seller's interest to cure or remedy. ( Material Adverse Environmental Condition ).

                    If on the date which is five (5) days prior to Closing there remain Material Adverse Environmental Conditions which are unacceptable to Buyer and which will cost an amount in excess of $500,000.00 to cure or remedy, Buyer shall have the right and option to elect to:

               (a) waive the existence of such conditions and close the purchase and sale herein provided, or

               (b)  terminate this agreement.

               5.03 If on the date which is five (5) days prior to Closing there remain Environmental Conditions which are unacceptable to Buyer and which will cost an amount in excess of $100,000.00, but not in excess of $500,OOO.00 to cure or remedy, the sale and purchase herein proviced will be effected and closed in its entirety and the Sale Price will be reduced by the amount required to be expended to cure or remedy such conditions.

               5.04 If the sale and purchase herein provided is closed, Buyer expressly agrees to fully and promptly pay, perform and discharge, defend, indemnify and hold harmless Seller, its parent corporation, their subsidiaries and affiliates, and their respective directors, officers, agents and employees from and against any claim, demand, action or suit, loss, cost, damage, fine, penalty or expense (including reasonable attorney's fees) resulting from any Environmental Claim arising out of any operations conducted, commitment made or any action taken or omitted by Seller at any time with respect to the Properties (including but not limited to business operations, transactions or conduct of the business directly or indirectly related thereto). For purposes of this paragraph, "Environmental Claim" shall mean any claim, demand, cause of action asserted by any governmental agency or any person, corporation or other entity for personal injury (including sickness, disease or death), property damage or damage to the environment resulting from the discharge or release of any chemical, material or emission into one or more of the environmental media at or in the vicinity of the Properties.

               In the event Buyer and Seller must resolve disputes regarding the cost to cure or remedy a Material Adverse Environmental Condition under ARTICLE V hereof, the parties shall jointly select a mutually acceptable environmental consulting firm to act as the sole arbitrator. The decision of the third party arbitrator shall be binding upon Buyer and SEller, and may be enforced in any court of competent jurisdiction. Seller and Buyer, respectively, shall bear their own legal fees and other costs incurred in presenting their respective cases. The charges and expenses of the third party arbitrator shall be shared equally by Seller and Buyer. In the event Seller and Buyer cannot agree upon an environmental consulting firm, then either Seller or Buyer, or both parties may in writing request the American Arbitration Association to appoint a qualified arbitrator.

                                      ARTICLE VI

                                    TITLE MATTERS

               6.01 GOOD AND DEFENSIBLE TITLE.

                    (a) As used herein, the term Good and Defensible Title shall mean as to each of the Properties, such title, held by Seller, or by a third party for the benefit of Seller which, subject to and except for the Permitted Encumbrances (as hereinafter defined): (i) entitles Seller to receive, and after Closing shall entitle Buyer to receive, not less than the Net Revenue Interest set forth in Exhibit "B" for the Properties or in any unit to which such Properties are contributed; (ii) is free and clear (except for Permitted Encumbrances) of liens, encumbrances, obligations or defects which arise as a result of actions taken (or effective) at or prior to the Effective Time; and (iii) obligates Seller to bear a percentage of the costs and expenses relating to the maintenance, development and operation of each Property and wells associated therewith in an amount not greater than the "Working Interest" set forth in Exhibit "B".

                    (b) As used herein, the term "Permitted Encumbrances", shall mean:

               (1) lessor's royalties, overriding royalties, net profits interests, and division orders covering Hydrocarbons, reversionary interests and similar burdens if the net cumulative effect of such burdens does not operate to reduce the interest of Seller in any Property to less than that set forth in Exhibit "B";

               (2)  preferential  rights  to  purchase  and  required third party consents to assignments and similar agreements with respect to which (i) waivers or consents are obtained from the appropriate parties; (ii) the appropriate time period for asserting such rights has expired without an exercise of such rights; or (iii) Buyer has agreed to treat such rights as "Permitted Encumbrances";

               (3) materialman's, mechanic's, repairman's, employee's, contractor's, operator's, tax and other similar liens or charges arising in the ordinary course of business (i) if they have not been filed pursuant to law; (ii) if filed, they have not yet become due and payable or payment is being withheld as provided by law; (iii) if they are against a Property in which Seller owns only an undivided interest, then in such a proportion as is owned other than by Seller; (iv) if their validity is being contested in good faith by appropriate action; provided, however, that nothing contained in this subparagraph (3) shall be construed to abrogate or limit Seller's obligations, as set forth in Section 9.04, to pay all valid operating and capital expenditures incurred in connection with the Properties which are, in accordance with generally accepted accounting principles, attributable to the period of time prior to the Effective Time;

               (4) all rights to consent by, required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance of oil and gas leases or interests therein, if the same are customarily obtained subsequent to such sale or conveyance;

               (5) conventional rights of reassignment arising upon a decision or election by the owner of the Properties to surrender or abandon all or any portion of the Properties either by an express election or as a result of any other election where such a result arises under the applicable contract;

               (6) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations;

               (7) such Title Defects or other defects as Buyer has waived or released or is deemed to have waived or released pursuant to the terms of this Agreement including, without limitation,
          Section 6.03 hereof;

               (8)  liens and mortgages to be released at Closing, if any;

               (9) the terms and conditions of all leases, agreements, orders, instruments, documents and other matters described or referred to in this Agreement or Exhibits hereto;

               (10) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Properties in any manner, and all applicable laws, rules and orders of governmental authority.

               6.02 CASUALTY LOSS. If, prior to the Closing, all or any portion of the Properties are destroyed by fire or other casualty or shall be taken by condemnation or under the right of eminent domain (all of which are herein called "Casualty Loss"), Buyer may elect: (i) to treat the Casualty Loss as a Title Defect in accordance with Sections 6.04 and 6.05; or (ii) to purchase such Property notwithstanding any such destruction or taking (without reduction of the Purchase Price) in which case Seller shall, at the Closing, pay to Buyer all sums paid to Seller by third parties by reason of the destruction or taking of such Property and shall assign, transfer and set over unto Buyer all of the right, title and interest of Seller in and to any unpaid proceeds or other payments from third parties arising out of such destruction or taking. Prior to Closing, Seller shall not voluntarily compromise, settle or adjust any amounts payable by reason of any Casualty Loss without first obtaining the written consent of Buyer.

               6.03 NOTICE OF TITLE DEFECT. The term "Title Defect" as used herein shall mean any encumbrance, encroachment, irregularity, defect in or objection to Seller's title to the Properties (expressly excluding Permitted Encumbrances) that alone or in combination with other defects renders Seller's title to such Properties less than Good and Defensible Title (and shall include any Casualty Loss treated as a Title Defect pursuant to
          Section 6.02 above), provided that as to the particular Property affected, the alleged Title Defect has a negative economic impact of at least Ten Thousand Dollars ($10,000) Buyer shall notify Seller in writing of any Title Defect on or before December 6, 1995. Such notice of Title Defect shall include (i) a description of the Properties affected by the Title Defect, (ii) the basis for determining a Title Defect exists, (iii) the amount by which Buyer believes the value of each such Property has been reduced as a result of the Title Defect. Buyer shall have the right to waive any Title Defect of which it has previously provided timely notice to Seller hereunder.

               6.04 REMEDIES FOR TITLE DEFECT. If Buyer timely notifies Seller of a Title Defect, Seller shall have the right, but not the obligation, for a period of five (5) working days following expiration of the notice period provided for by Section 6.03 above to elect to cure the Title Defect; or in the alternative, and at its option, to elect to reduce the Purchase Price in the manner provided in Section 6.05. Seller shall notify Buyer prior to the expiration of said five (5) day period of Seller's election to attempt to cure the Title Defect or to reduce the Purchase Price in the manner provided in Section 6.05. Such notice shall be in writing and shall state whether Seller agrees with the value attributed to the Title Defect as set forth in Buyer's notice or, if not, the value which Seller attributes to such Title Defect.

               6.05 VALUE OF TITLE DEFECTS. If Seller is unable or elects not to cure a Title Defect, and such Title Defect has not been waived by Buyer or deemed to have been waived by Buyer pursuant to Section 6.04, then the Purchase Price shall be adjusted by the amount attributable thereto as set forth below:

                    (a)  If  the Title  Defect is  a preferential  right to
          purchase or similar right ( preferential right ) which has been exercised, or where the holder thereof has notified Seller prior to Closing of its intent to exercise such right, the affected Property shall be excluded from the Properties and the Purchase Price shall be reduced by the amount of proceeds payable to Seller by such holder in connection with the exercise of such preferential rights. If such amount is not known with certainty at the time of Closing, Seller shall in good faith estimate such amount. Thereafter, any necessary adjustment based upon the proceeds actually received by Seller upon consummation of the transaction shall be accounted for in the Post-Closing
          Adjustments pursuant to Section 9.02. If the holder of such right fails to consummate the purchase of the Property, then Seller shall convey such Property to Buyer and Buyer shall pay to Seller the amount by which the Purchase Price was reduced, which payment shall be accounted for in the Post-Closing Adjustments pursuant to Section 9.02.

                    (b) With respect to all other Title Defects (Downward Defect Adjustments), the affected Property shall be sold to Buyer hereunder with the Purchase Price reduced by the value of the Title Defects. The amount of each such Downward Defect Adjustment shall be determined as follows:

               (i) Where Seller agrees with the value of the Title Defect as set forth in Buyer's notice, that value shall be the amount of the Downward Defect Adjustment.

               (ii) If the Title Defect is a lien, encumbrance or other charge upon a Property which is undisputed and liquidated in amount, then the Downward Defect Adjustment shall be the amount necessary to be paid to the obligee to remove the Title Defect from the affected Property reduced proportionately to the interest of Seller in the affected Property.

               (iii) If the Title Defect represents an obligation, encumbrance, burden or charge upon the affected Property for which the economic detriment to Buyer is not undisputed and liquidated, the parties shall enter into good faith negotiations and shall attempt to agree upon the amount of the Downward Defect Adjustment. Where the parties do not reach agreement within five days after Buyer's receipt of Seller's notice provided for above, the affected Property shall be excluded from the Properties, and the Purchase Price shall be reduced by the Allocated Value of the excluded Property.

               (iv) In the event the net amount of downward adjustments so made because of Title Defects to the Purchase Price exceeds twenty percent (20%) of the Purchase Price, then Seller or Buyer may, upon written notice to the other, cancel this Agreement and the same shall be of no further force and effect and in such event Seller shall promptly refund to Buyer the ten percent (10%) of the Purchase Price paid under 2.01 without interest.

                                     ARTICLE VII

                                CONDITIONS TO CLOSING

               7.01 SELLER'S  CONDITIONS.   The  obligations  of Seller  at
          Closing are at its option subject to the satisfaction at or prior to Closing of the following conditions:

                    (a) All representations and warranties of Buyer contained in this Agreement shall be true in all respects at and as of Closing, and Buyer shall have performed in all respects the agreements and covenants required by this Agreement to be performed and satisfied by Buyer at or prior to Closing.

                    (b) The execution, delivery and performance of this Agreement and the transactions contemplated hereby shall have been duly and validly authorized by all necessary action, partnership or otherwise.

                    (c) No action or proceeding shall have been instituted before any court, governmental agency, or arbitrator to restrain or prohibit the consummation in whole or in part of the transactions contemplated herein, or to obtain damages from Seller in respect of, or which is related to or arises out of this Agreement.

                    (d) Seller shall have received a certificate dated as of Closing, executed by a duly qualified officer of Buyer to the effect that the statements made under Section 3.02 hereof are true at and as of Closing, along with a certificate of incumbency for such officer.

               7.02 BUYER'S  CONDITIONS.    The  obligations  of  Buyer  at
          Closing are subject, at the option of Buyer, to the satisfaction at or prior to Closing of the following conditions:

                    (a)  All  representations  and  warranties   of  Seller
          contained in this Agreement shall be true in all material respects at and as of the Closing, and Seller shall have performed in all material respects the agreements and covenants required by this Agreement to be performed and satisfied by Seller at or prior to Closing.

                    (b) The execution, delivery and performance of this Agreement and the transactions contemplated thereby have been duly and validly authorized by all necessary action, corporate or otherwise, on the part of Seller.

                    (c) No action or proceeding shall have been instituted before any court, governmental agency or arbitrator to restrain or prohibit the consummation in whole or in part of the transactions contemplated herein, or to obtain damages from Buyer in respect of, or which is related to, or arises out of this Agreement.

                    (d) Buyer shall have had reasonable access during regular business hours to all data and records obligated to be provided Buyer in Section 9.01 hereof.

                    (e) Buyer shall have received a certificate dated as of Closing, executed by a duly qualified officer of Seller to the effect that the statements made under Section 3.01 hereof are true at and as of Closing, along with a certificate of incumbency for such officer.

                    (f)  Seller shall have obtained and  delivered to Buyer
          (i) all requisite waivers of preferential rights  of purchase and
          (ii) all necessary consents for transfer of the Properties, except those which by their nature cannot be requested or obtained until after Closing, or the Purchase Price shall have been adjusted as provided for herein, or as waived by Buyer in writing.


                                     ARTICLE VIII

                                       CLOSING

               8.01 DATE OF CLOSING. The purchase by Buyer and the sale by Seller of the Properties as contemplated by this Agreement (herein called the "Closing") shall take place on or before the 20th day of December, 1995 at the offices of Seller or such other time or place as the parties may agree upon.

               8.02 CLOSING OBLIGATIONS. At the Closing the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others.

                    (a) Seller shall execute, acknowledge and deliver to Buyer an individual assignment, bill of sale and conveyance of all of Seller's right, title and interest in each of the Properties in sufficient counterparts to facilitate recording. The form and substance of said instrument is set forth in Exhibit "E" hereof.

                    (b)  With respect to matters  that can be determined as
          of Closing, Seller and Buyer shall execute and deliver a settlement statement (herein called the "Preliminary Settlement Statement") that shall set forth the Closing Amount (as hereinafter defined) and each adjustment and the calculation of such adjustments used to determine such amount. The term
          "Closing Amount" shall mean the Purchase Price adjusted as provided in Section 2.02, using for such adjustments the best information then available. All other adjustments to the Purchase Price shall be taken into account in the Final Settlement Statement provided for by Section 9.02.

                    (c) Buyer shall deliver to Seller in accordance with Seller's written instructions, which are to be provided Buyer at least three (3) days prior to Closing, an amount equal to the Closing Amount. Seller's instructions shall provide the manner of payment, which shall at Seller's option be either by certified check, cashier's check, direct bank or wire transfer, and shall specify depository requirements.

                    (d) Seller shall execute Letters in Lieu of Transfer or Division Orders on forms prepared by Buyer and reasonably satisfactory to Seller directing all purchasers of production to make payment to Buyer of proceeds attributable to production from the Properties on and after the Effective Time.

               (e) Seller shall execute and deliver to Buyer non-foreign affidavits in compliance with Section 1445 of the Internal Revenue Code of 1986.


                                      ARTICLE IX

                         POST-CLOSING RIGHTS AND OBLIGATIONS

               9.01 Within  five  (5) working  days  after  Closing, Seller shall permit Buyer to take possession, at Buyer's cost and expense, of all original files, records and data relating to the Properties in Seller's possession and control (except accounting records for transactions prior to the Closing Date), wherever located, including, without limitation, title records (including abstracts of title and title curative documents) contracts, correspondence, production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related records and data. As regards such retained accounting records, Seller shall make available to Buyer such records for inspection and copying during normal business hours. From time to time as requested by Seller, Buyer shall make such files, records and data available to Seller for inspection and copying during normal business hours, together with such additional files, data and records of Buyer as may be required by Seller in order to pursue any claims, obligations and disputes relating to the Properties.

               9.02 POST-CLOSING  ADJUSTMENTS.    Within  ninety  (90) days
          after Closing, Buyer and/or Seller shall prepare and deliver a statement (herein called the Final Settlement Statement ) setting forth each adjustment to the Purchase Price that was not finally determined as of the Closing and showing the calculation of such adjustments. As soon as practicable after receipt of the Final Settlement Statement, each party shall deliver to the other a written report containing any changes that Buyer or Seller proposes be made to the Final Settlement Statement. The parties shall negotiate in good faith and undertake to agree with respect to the amounts due pursuant to such post-Closing adjustment no later than ten days after Buyer's submission of its written report hereunder to Seller. The date upon which such agreement is reached or upon which the Adjusted Purchase Price is established, shall be herein called the Final Settlement Date. In the event that (1) the Adjusted Purchase Price is more than the Closing Amount, Buyer shall pay to Seller in immediately available funds the amount of such difference, or (2) the Adjusted Purchase Price is less than the Closing Amount, Seller shall pay to Buyer in immediately available funds the amount of such difference to Buyer.

               9.03 SUBSEQUENT ADJUSTMENTS. As set forth in Section 1.03, Buyer is entitled to all proceeds attributable to the Properties from and after the Effective Time and Seller is entitled to all proceeds attributable to the Properties prior to the Effective Time. Similarly, all operating and capital expenditures incurred in connection with the Properties which are in accordance with generally accepted accounting procedures attributable to the time prior to the Effective Time (with the exception of those obligations expressly assumed by Buyer pursuant to Section 9.07) are the obligations of Seller and all such operating and capital expenditures attributable to the time after the Effective Time, together with those obligations expressly assumed by Buyer pursuant to Section 9.07, are the obligations of Buyer. Buyer and Seller recognize that subsequent to the Final Settlement Date provided for in Section 9.02, either Buyer or Seller may from time to time receive monies which belong to the other or pay monies due which belong to the other. In such event, the receiving party shall promptly pay over such monies to the party entitled to the same. If payment is made of expenses which are the obligation of the other, the paying party shall invoice the other for the expenses paid and the invoiced party shall pay the amount due within 30 days of receipt of said invoice.

               9.04 RESERVATION OF CLAIMS. Seller shall be entitled to all amounts payable with respect to reimbursement of prepaid expenses, and settlements or judgments of claims, obligations or disputes related to the Properties which arise, accrue or relate to events occurring prior to the Effective Time, regardless of when such amount is finally paid, and Seller hereby expressly reserves all rights with respect thereto. Buyer shall be entitled to all amounts payable with respect to claims, obligations or disputes which arise, accrue or relate to events occurring after the Effective Time. Where any settlement or resolution of a claim reserved hereunder by Seller results in Sellers' acquisition of title to properties which acquisition arises out of or is related to Seller's ownership of the Properties covered by this Agreement, Seller shall convey such title to Buyer without warranty of title express or implied, effective as of the Effective Time or the effective date of the acquisition, whichever is later. Buyer and Seller agree to cooperate fully with each other to protect and preserve all such claims reserved hereunder.

               9.05 SALES AND USE TAXES AND RECORDING FEES. The parties believe that this sale is exempt from sales tax. If, however, a determination is ever made that a sales tax or other transfer tax applies, Buyer shall be liable for such tax. Buyer shall be liable for any applicable conveyance, transfer and recording fees, and real estate transfer stamps or taxes imposed on any transfer of Property pursuant to this Agreement. Buyer shall defend and hold Seller harmless with respect to the payment of all sales or other transfer tax, if any, in connection with the transactions contemplated by this Agreement, including, without limitation, any interest or penalties assessed thereon. Buyer shall defend and hold Seller harmless with respect to the payment of all conveyance, transfer and recording fees and real estate transfer stamps or taxes, if any, imposed on any transfer of property pursuant to this Agreement, including any interest or penalties assessed thereon.

               9.06 FURTHER ASSURANCES. After Closing, Seller and Buyer shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any document, certificate or other instrument delivered pursuant hereto.

               9.07 ASSUMPTION OF OBLIGATIONS. At Closing, Buyer shall assume (a) the obligation to (i) plug and abandon or remove and dispose of all wells, structures, flow lines, pipelines, and the other equipment now or hereafter located on the Properties, (ii) cap and bury all flow lines and other pipelines now or hereafter located on the Properties and (iii) dispose of naturally occurring radioactive material and all other pollutants, wastes, contaminants, or hazardous, extremely hazardous, or toxic materials, substances, chemicals or wastes now or hereafter located on the Properties; (b) all obligations and liabilities arising from or in connection with any gas production pipeline, storage, processing or other imbalance attributable to substances produced from the Properties, whether before, on or after the Effective Time; and (c) all other costs, obligations and liabilities that arise under the Properties or otherwise relate to the Properties and, in each case, arise from or relate to events occurring or conditions existing on or after the Effective Time or accrue after the Effective Time. All such plugging, replugging, abandonment, removal, disposal, and restoration operations shall be in compliance with applicable laws and regulations and contracts, and shall be conducted in a good and workmanlike manner.

               9.08 INDEMNIFICATION. Except with respect to Title Defects and the obligations assumed by Buyer pursuant to Section 9.07 or obligations which are expressly excluded from Seller's indemnification hereunder, and as to which Buyer hereby releases Seller, Seller shall indemnify and hold harmless Buyer with respect to all claims, obligations, liabilities, losses or damages, costs or expenses (including, without limitation, all attorney fees, including trial and appeal) arising out of the ownership or operation of the Properties by Seller prior to the Effective Time hereof. Buyer shall indemnify and hold harmless Seller with respect to all duties, liabilities and obligations expressly assumed by Buyer and with respect to all claims, obligations, liabilities, losses, damages, costs or expenses (including, without limitation, all attorney fees, including trial and appeal) arising out of the ownership or operation of the Properties after the Effective Time.

                    To the extent of  the working interest herein conveyed,
          Seller shall be responsible for any and all liabilities, claims, causes of action and damages arising out of the production or sale of production from the Properties or the leases and the proper accounting or payment of proceeds of production to royalty owners and working interest owners therein, insofar as such liabilities, claims, causes of action and damages relate to or arise out of actions of Seller or Seller's agents prior to the Effective Date and shall defend, indemnify and hold Buyer harmless from and against all such claims. Buyer shall be responsible for all of said types of claims insofar as they relate to periods of time from and after the Effective Time and shall defend, indemnify, and hold Seller harmless therefrom.

                    Buyer shall not be entitled to assert the right to indemnification hereunder or to otherwise seek any damages or other remedies for or in connection with (a) the inaccuracy of any representations of Seller contained in this Agreement or in any other agreement, instrument, document or certificate executed or delivered in connection with this Agreement; (b) the breach of, or failure to perform or satisfy any of the covenants of Buyer set forth in this Agreement or in any other agreement, instrument, document or certificate executed or delivered in connection with this Agreement; or (c) any liabilities otherwise arising in connection with or with respect to the transactions contemplated in this Agreement until the aggregate amount of the Liabilities for such misrepresentations and breaches actually suffered by Buyer exceed three percent of the Purchase Price, and then only to the extent of such excess. In no event, however, shall Seller be required to indemnify Buyer or pay any other amount in connection with or respect to the transactions contemplated in this Agreement in any amount exceeding in the aggregate twenty-five percent (25%) of the Adjusted Purchase Price.

                                      ARTICLE X

                               TERMINATION OF AGREEMENT

               10.01 TERMINATION. This Agreement and the transactions contemplated hereby may be terminated in the following instances:

                    (a)  By Seller  if the conditions set  forth in Section
          6.01 are not satisfied in all material respects or waived as of the Closing.

                    (b)  By Buyer  if the conditions set  forth in Sections
          6.02 are not satisfied in all material respects or waived as of the Closing.

                    (c) At any time by the mutual written agreement of Buyer and Seller.

               10.02 DEFAULT. Should Buyer default in a material way, including but not limited to Buyer's absence at the designated time for Closing, Seller shall have the right to retain the ten percent payment under Section 2.01 hereof as minimum liquidated damages in addition to all of its other rights at law or in equity, including, without limitation, the right to specific performance and/or to any actual damages which Seller may suffer in excess of the amount of the ten percent payment. Further, Seller shall be free immediately to sell the Properties to any third party without any restriction under or by reason of this Agreement.

                                      ARTICLE XI

                                    MISCELLANEOUS

               11.01 NOTICES. All notices and communications required or permitted under this Agreement shall be sufficiently given, effective upon receipt, if personally delivered in writing or if mailed by registered or certified mail, postage prepaid, or if communicated by telegram or telecopy, if directed to the parties addressed as follows:

          Seller:   Energy Development Corporation
                    1000 Louisiana, Suite 2900
                    Houston, Texas  77002
                    Attn:  Ershel C. Redd, Jr.
                    Vice President, Commercial Operations
                    Telephone: (713)750-7531
                    Telecopy:  (713)750-7583
                    Buyer:    Maynard Oil Company
                    8080 N. Central Expressway
                    Suite 660
                    Dallas, Texas 75206
                    Attn: Glenn R. Moore, President
                    Telephone: (214) 891-8880
                    Telecopy: (214) 891-8827

          Provided, however, that any notice required or permitted under this Agreement will be effective if given verbally within the time period provided, so long as such verbal notice is followed by written notice thereof in the manner herein provided within twenty-four hours following the end of such time period. Any party may, by written notice so delivered to the others, change the address or individual to which delivery shall thereafter be made.

               11.02 AMENDMENTS. Except as otherwise provided herein, this Agreement may be amended or modified at any time and in all respects, or any provision may be waived, only by an instrument in writing executed by Buyer and Seller in the case of amendment or modification, or, in the case of a waiver, by a written instrument executed by the party to whom the obligation was owed.

               11.03 ASSIGNMENT. Neither Buyer nor Seller may assign all or any portion of its rights or delegate all or any portion of its duties hereunder without the prior written consent of the other party.

               11.04 TABLE OF CONTENTS/HEADINGS. The headings of the articles and sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

               11.05     GOVERNING   LAW.      THIS   AGREEMENT   AND   THE
          TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF TEXAS.

               11.06 ANNOUNCEMENTS. Seller and Buyer shall consult with each other with regard to all press releases and other announcements issued at or prior to the Closing concerning this agreement or the transaction contemplated hereby and except as may be required by applicable laws or the applicable rules or regulations of any governmental agency or stock exchange, neither Buyer nor Seller shall issue any such press release or other publicity without the prior written consent of the other Party.

               11.07. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding among the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter, whether oral or written.

               11.08. PARTIES IN INTEREST. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and, except as otherwise prohibited, their respective successors and assigns; and nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

               11.09 WAIVER. The failure of a party hereto to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach thereof shall not constitute a waiver of any provisions of this Agreement or limit the party's right thereafter to enforce any provision or exercise any right.

               11.10 SURVIVAL. After Closing, any assertion by Buyer that Seller is liable (a) for the inaccuracy of any representation or warranty, (b) for the breach of any covenant,
          (c) for indemnity under the terms of this Agreement or (d) otherwise in connection with the transaction contemplated in this Agreement, must be made by Buyer in writing and must be given to Seller on or prior to eighteen (18) months from the date of Closing.

               11.11     EXHIBITS   AND  SCHEDULES.     All   Exhibits  and
          Schedules attached to or referred to in this Agreement are incorporated into and made a part of this Agreement.

               IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement the date and year written above.

                                 SELLER:

                                 ENERGY DEVELOPMENT CORPORATION

                                 By:_____________________________
                                    Malcolm Butler
                                    President and Chief Operating Officer


                                 BUYER:

                                 MAYNARD OIL COMPANY

                                 By:___________________________
                                    Glenn R. Moore
                                    President

                                                                  EXHIBIT A

                                  OIL AND GAS LEASES


               Intentionally Omitted

               Buyer will provide a copy of Exhibit A upon request.


                                                                  EXHIBIT B

                       SELLER'S INTERESTS IN CERTAIN PROPERTIES


               Intentionally Omitted

               Buyer will provide a copy of Exhibit B upon request.


                                                                  EXHIBIT C

               Attached to and made a part of that certain Purchase and Sale Agreement dated November 16, 1995 between Energy Development Corporation and Maynard Oil Company.


          Property Description                         Allocated Value
          --------------------                         ---------------

          City of Post SA A WF Unit 1                    $   780,000
          Garza Glorieta South Deep Unit                     917,000
          Garza San Andres Deep Unit                       4,929,000
          Hair Jack 1, 2, 3, 4, 7                              1,000
          Kennedy 1 (RRC #63754)                               1,000
          Kennedy #2                                           1,000
          Montgomery - Davies H                                1,000
          Post Estate (RRC #01873)                         1,731,000
          Post Estate D (RRC #01899)                         156,000
          Post- Montgomery Unit 1                          5,383,000
          Stoker K (RRC #01876)                              697,000
          West City of Post SA Unit A                      4,153,000
                                                         -----------
              Total Value                                $18,750,000


                                                                  EXHIBIT D

                      Attached To and Made Part Of That Certain
                          Purchase and Sale Agreement Dated
                    November 16, 1995, Between Energy Development
                         Corporation and Maynard Oil Company


                                                             EDC's Share of
          EDC AFE No.    Property             Type of Work   Estimated Cost
          -----------    --------             ------------   --------------

          95210051       Property Estate      Facilities        $19,216
                           Lease

          95220045       #201-204             Workover          $14,339
                         W. City of Post